EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Global Entertainment Holdings/Equities Inc., (the "Registrant") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacob Dadon, Chief Executive and Financial Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. ss..1350, as adopted pursuant to ss..906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: May 30, 2007

By: /s/ Jacob Dadon
    -------------------------------------
    Jacob Dadon
    Chief Executive and Financial Officer